CENTURY CAPITAL MANAGEMENT TRUST

                         SUPPLEMENT DATED MARCH 18, 2008
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2008


The information regarding the Chief Financial Officer of the Trust presented in the chart on page 19 of the Statement of Additional Information is deleted and replaced with the following:

----------------------------------------- ------------------------------------------- ------------------- ---------------
Alec C. Murray (43)                       Century Capital Management, LLC, Chief             N/A                  N/A
Chief Financial Officer, March 2008 to    Operating Officer (July 2006 to present);
present                                   prior thereto, Cambridge Associates, LLC,
                                          Consultant  (May-June 2006); Mission
                                          Capital, Principal (2005); W/F
                                          Investments, Managing Director, Private
                                          Equity (2002 to 2003).(4)
----------------------------------------- ------------------------------------------- ------------------- --------------

(4) Positions with Century Capital Management, LLC are positions with an entity that may be deemed to be an "affiliated person" of the Trust, or an "affiliated person" of an "affiliated person" of the Trust, within the meaning of the 1940 Act.


In addition, on page 21 of the Statement of Additional Information, the first sentence of the second paragraph under the heading "Compensation" is deleted and replaced with the following:

         Messrs. Fulkerson, Thorndike and Murray and Ms. Kane, because of their affiliations with the Adviser, will receive no compensation from the Trust (or any series thereof) for serving as Trustees and/or officers of the Trust.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.